UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 10, 2004


                        AUSTRALIAN OIL & GAS CORPORATION
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   000-26721                 84-1379164
         --------                   ---------                 ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)


2480 North Tolemac Way, Prescott, Arizona                86305
-----------------------------------------                -----
(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (928) 778 1450


           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

Agreement to acquire Bonaparte Basin, Northern Territory, oil and gas interests.

The Registrant has agreed to acquire from Australis Mining Finance Pty Ltd (Australis) all of the outstanding shares of Nations Natural Gas Pty Ltd (Nations), with the exception of 100,000 shares held by Alpha Oil & Natural Gas Pty Ltd (Alpha) which is intended to become a subsidiary of the Registrant. The acquisition of Nations is subject to all necessary shareholder and regulatory consent (if any). Nation's is a 30% participant in the National Gas Consortium, which is the holder of four permits (NT/P62, NT/P63, NT/P64 and NT/P65) located in the eastern Timor Sea region of the Bonaparte Basin, offshore Northern Territory.

The Bonaparte Gulf is a major emerging oil and gas province, with a developing emphasis in gas processing for the export market. Discoveries made over the past few years will lead to the area providing substantial gas production and revenue, through value added gas projects covering a wide spectrum of gas to liquids processes and technologies.

The National Gas Consortium has acquired and reprocessed approximately 3000 km of 2D seismic data and will acquire 500 km of new 2D seismic data in the third year of each of the permits term, except NT/P65 where 750 km of new 2D seismic data will be acquired.

No other assets of Nations are inherent in the transaction, other than the permits and the information and knowledge relating to them, which is held by the National Gas Consortium.

The participating interests in the National Gas Consortium are:

National Oil & Gas Pty Ltd          35%

Australian Natural Gas Pty Ltd      35%

Nations Natural Gas Pty Ltd         30%

Mr EG Albers is a director and shareholder of Australis and of each of Australian Natural Gas Pty Ltd, National Oil & Gas Pty Ltd and Nations, and Mr D B Hill is a director of National Oil & Gas Pty Ltd.



Item 9.01  Exhibits

Exbibit No.   Description
-----------   -----------

   99.1       Press Release of September 10,2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AUSTRALIAN OIL & GAS CORPORATION

Date: September 10, 2004                 By: /s/ E. Geoffrey Albers
                                             ----------------------
                                             E. Geoffrey Albers
                                             President






                                  Exhibit Index

Exhibit No.     Description

   99.1         Press Release of September 10, 2004